UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Ditech Networks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DITECH NETWORKS, INC.

825 E. Middlefield Road
Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On September 15, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of DITECH NETWORKS, INC., a Delaware corporation. The meeting will be held on Friday, September 15, 2006 at 1:00 p.m. local time at Ditech’s offices, 825 E. Middlefield Road, Mountain View, California 94043, for the following purposes:

1.                To elect two directors to hold office until the 2009 Annual Meeting of Stockholders.

2.                To approve our 2000 Non-Qualified Stock Plan, as amended, to rename it as the “2006 Equity Incentive Plan,” to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 5,000,000 to 7,000,000 and to make certain other changes as described herein.

3.                To approve our 1999 Employee Stock Purchase Plan (the “ESPP”), as amended, to increase the number of shares issuable by 400,000 shares.

4.                To ratify the selection by Ditech’s Audit Committee of PricewaterhouseCoopers LLP as Ditech’s independent registered public accounting firm for Ditech’s fiscal year ending April 30, 2007.

5.                To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is July 25, 2006. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

William J. Tamblyn
Secretary
Mountain View, California
August 2, 2006

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DITECH NETWORKS, INC.

825 E. Middlefield Road
Mountain View, California 94043

PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

September 15, 2006

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Ditech Networks, Inc. is soliciting your proxy to vote at Ditech’s 2006 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Ditech intends to mail this proxy statement and accompanying proxy card on or about August 10, 2006 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on July 25, 2006 will be entitled to vote at the annual meeting. On this record date, there were 32,560,987 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on July 25, 2006 your shares were registered directly in your name with Ditech’s transfer agent, Wells Fargo Bank, National Association, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 25, 2006 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

We want to point out to our stockholders that some of the provisions of one of the proposals relating to our equity compensation plans reduce benefits under these plans, namely, in approving Proposal 2 our stockholders will be approving the elimination of our ability to reprice stock options.

There are four matters scheduled for a vote:

•       Election of two directors;

•       Approval of the amendment and restatement of our 2000 Non-Qualified Stock Plan to rename it as the “2006 Equity Incentive Plan,” change the aggregate number of shares of Common Stock authorized for issuance under the plan from 5,000,000 to 7,000,000 and make certain other changes as described herein (including the removal of our ability to reprice options granted under this plan);

•       To approve the amendment our 1999 Employee Stock Purchase Plan to increase the number of shares issuable by 400,000 shares; and

•       Ratification of PricewaterhouseCoopers LLP as Ditech’s independent registered public accounting firm for Ditech’s fiscal year ending April 30, 2007.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•       To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•       To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Ditech. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 25, 2006.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of both nominees for director, “For” the approval of our 2006 Equity Incentive Plan, “For” the approval of our 1999 Employee Stock Purchase Plan, as amended, and “For” the ratification of the Audit Committee’s appointment of our independent registered public accounting firm. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.   You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•       You may submit another properly completed proxy card with a later date.

•       You may send a written notice that you are revoking your proxy to Investor Relations Department, Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, CA 94043.

•       You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

If you want to make a proposal to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April 4, 2007, to Investor Relations Department, Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, CA 94043; however, if Ditech’s 2007 Annual Meeting of Stockholders is not held between August 16, 2007 and October 15, 2007, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. If you wish to submit a proposal that is not to be included in next  year’s proxy materials or nominate a director, you must do so no earlier than May 18, 2007 and no later than June 17, 2007; provided, however, that in the event that the date of the annual meeting is held more than 30 days prior to or more than 30 days after September 15, 2007, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2007 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.

How many votes are needed to approve each proposal?

•       For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•       To be approved, Proposal No. 2, the approval of our 2006 Equity Incentive Plan as described herein, must receive a “For” vote from the majority of shares voting either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•       To be approved, Proposal No. 3, the approval of our 1999 Employee Stock Purchase Plan, as amended as described herein, must receive a “For” vote from the majority of shares voting either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•       To be approved, Proposal No. 4, to approve the ratification of our Audit Committee’s selection of our independent registered public accounting firm, must receive a “For” vote from the majority of shares voting either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 32,560,987 shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in Ditech’s quarterly report on Form 10-Q for the second quarter of fiscal 2007 which we expect to file on or before December 11, 2006.

PROPOSAL 1

ELECTION OF DIRECTORS

Ditech’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board determines that the vacancy shall be filled by the stockholders. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board of Directors presently has six members. There are two directors in the class whose term of office expires in 2006. Each of the nominees listed below is currently a director of Ditech who was previously elected by the stockholders. If elected at the annual meeting, each of these nominees would serve until the 2009 annual meeting and until his or her successor is elected and has qualified, or until the director’s death, resignation or removal.

It is Ditech’s policy that its directors are encouraged to attend the Annual Meeting, and may do so telephonically. All of Ditech’s directors attended the 2005 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2009 ANNUAL MEETING

Dr. Andrei M. Manoliu, age 54, has been a director of Ditech since June 2000. He is currently an independent business and financial consultant to emerging growth companies. From September 2000 to October 2001, Dr. Manoliu served as the Chief Executive Officer of Nanomix, Inc., a leading nanoelectronic detection company. From 1982 through March 2000, Dr. Manoliu was an attorney with Cooley Godward LLP, where he was a senior partner prior to his departure. During his tenure at Cooley Godward LLP, he served as outside counsel to Ditech. Dr. Manoliu received a Ph.D. in Solid State Physics from the University of California, Berkeley, and a J.D. from Stanford Law School.

David M. Sugishita, age 58, has served as a director and Chairman of the Audit Committee of Ditech since February 2003. He also serves as director and Chairman of the Audit Committee for Atmel Corporation. In addition, he serves as a director for Micro Component Technology. Most recently, Mr. Sugishita served as Executive Vice President of Special Projects for Peregrine Systems, Inc., an enterprise software company from December 2003 through July 2004. From January 2002 to April 2002, Mr. Sugishita served as Executive Vice President and Chief Financial Officer of SONICblue, Inc., a provider of digital entertainment and consumer electronics products. From May 2001 to January 2002, Mr. Sugishita served as consultant to several private software companies. From October 2000 to April 2001, he served as Executive Vice Present and Chief Financial Officer of RightWorks Corporation, a company that provided eBusiness applications. From June 1997 to February 2000, Mr. Sugishita served as Senior Vice President of Finance and Operations and Chief Financial Officer at Synopsys, Inc., a provider of electronic design automation software and services. Prior to his time as Synopsys, Mr. Sugishita held various senior financial and accounting positions at Actel Corporation (Senior Vice President and Chief Financial Officer), Micro Component Technology, Inc. (Senior Vice President and Chief Financial Officer), Applied Materials, Inc. (Vice President, Corporate Controller and Chief Accounting Officer) and National Semiconductor Corporation (Vice President of Finance). Mr. Sugishita holds degrees in business administration from San Jose State University (B.S.) and Santa Clara University (M.B.A.).

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING

William A. Hasler, age 64, has been a director of Ditech since May 1997. He was the Vice Chairman  of Aphton Corporation, a bio-pharmaceutical company and he served as its Co-Chief Executive Officer until February 2004., From July 1998 to February of 2005, Mr. Hasler was the Dean of the Haas School of Business at the University of California at Berkeley, and from January 1984 to August 1991, Mr. Hasler served as a Vice Chairman of KPMG Peat Marwick. Mr. Hasler is a director of numerous companies, including Schwab Funds, a financial service company, Solectron Corp., an electronics manufacturing services company (where he also serves as chairman), and Stratex Networks. He received a B.A. from Pomona College and an M.B.A. from Harvard University.

Timothy K. Montgomery, age 53, has served as President and Chief Executive Officer and director since September 1998 and as Chairman of the Board since October 1999. From November 1997 to September 1998, he served as Ditech’s Senior Vice President of Sales and Marketing. Mr. Montgomery served as Vice President of Sales of Digital Link Corporation, a manufacturer of digital access products for wide area networks, from August 1993 to October 1997. From October 1992 to July 1993, Mr. Montgomery worked as an independent consultant. From August 1986 to September 1992, Mr. Montgomery was employed as Vice President of Sales at Telebit Corporation, a networking company. Mr. Montgomery has a B.S.B.A. in marketing from Florida State University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING

Gregory M. Avis, age 47, has been a director of Ditech since February 1997. Mr. Avis has served as a Managing Partner of Summit Partners, a venture capital and private equity firm, since 1990 and has been a General Partner since 1987. Mr. Avis also served as a director of IMPAC Medical Systems, a developer and marketer of oncology practice management systems, and several privately held companies. Mr. Avis received a B.A. from Williams College and an M.B.A. from Harvard University.

Edwin L. Harper, age 61, has been a director at Ditech since December 2002. He also serves on the Board of Directors of Avocent, Inc., a leading worldwide manufacturer of keyboard, video and mouse switching and connectivity systems for IT Managers in network client/server environments, Verari, Inc., a privately held manufacturer of high performance cluster computers, and MxLogic, Inc., a privately held software firm that provides e-mail security software and managed services. Mr. Harper has over 30 years experience in the high-tech field and has served as President and Chief Executive Officer of several companies, including Colorado Memory Systems, a computer storage company. From August 1999 to June 2001, Mr. Harper served as President and Chief Executive Officer at Manufacturing Technology, Inc., a manufacturer of slicing machine systems. Mr. Harper currently  serves as the Chairman and Chief Executive Officer of White Cell Software, Inc., a start up providing end-point network security software. Mr. Harper also has extensive experience serving on several companies’ Board of Directors. From 1993 to May 2002, Mr. Harper served on the Board of Directors of Network Associates, a $1 billion network security and management software company. During part of his tenure on the Network Associates’ Board, Mr. Harper served as Chairman. He received a B.S. and an M.S. in electrical engineering from Colorado State University.

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the National Association of Securities Dealers, Inc. (“NASD”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with Ditech’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASD, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Ditech, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that all of Ditech’s directors are independent directors within the meaning of the applicable NASD listing standards, except for Mr. Montgomery, Ditech’s President and Chief Executive Officer.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

As required under new NASD listing standards, Ditech’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

The Board has three committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The following table provides membership and meeting information for fiscal 2006 for each of the Board committees:

Name	Audit		Compensation		Corporate Governance and Nominating
Gregory M. Avis			X		X
Edwin L. Harper			X	*	X	*
William A. Hasler	X		X
Dr. Andrei M. Manoliu	X				X
Timothy K. Montgomery
David M. Sugishita	X	*
Total meetings in fiscal year 2006	8		4		2

*                 Committee Chairperson

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards) and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to Ditech.

AUDIT COMMITTEE

The Audit Committee of the Board of Directors oversees Ditech’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee: evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on Ditech’s audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Ditech regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in Ditech’s Annual Report on Form 10-K; and discusses with management and the independent registered public accounting firm the results of the annual audit and the results of Ditech’s quarterly financial statements. The Board has adopted a written charter for the Audit Committee, a copy of which was attached to the Proxy Statement for the 2004 Annual Meeting of Stockholders.

The Board of Directors annually reviews the NASD listing standards definition of independence for Audit Committee members and has determined that all members of Ditech’s Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has determined that each of Messrs. Sugishita and Hasler qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Sugishita’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies. The Board made a qualitative assessment of Mr. Hasler’s level of knowledge and experience based on a number of factors, including his formal education, his service as the Dean of the Haas School of Business at the University of California at Berkeley, and his experience as Vice Chairman of KPMG Peat Marwick, a large independent auditor.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for Ditech. The Compensation Committee: reviews and approves corporate performance goals and objectives relevant to the compensation of Ditech’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of Ditech’s Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other executive officers; and administers Ditech’s employee equity plans and other similar programs.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of Ditech, reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, developing a set of corporate governance principles for Ditech, and recommending to the Board the compensation to be paid to directors. The Board has adopted a written charter for the Corporate Governance and Nominating Committee, a copy of which was attached as the Proxy Statement for the 2004 Annual Meeting of Stockholders.

The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, and having the highest personal integrity and ethics. The Corporate Governance and Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Ditech, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Ditech’s stockholders. However, the Corporate Governance and Nominating Committee retains the right to modify these qualifications from time to time.

The Corporate Governance and Nominating Committee has established a process for identifying and evaluating nominees for director of Ditech. This process is that candidates for director nominees are to be reviewed in the context of the current composition of the Board, the operating requirements of Ditech and the long-term interests of stockholders. In conducting this assessment, the Corporate Governance and Nominating Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Ditech, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Corporate Governance and Nominating Committee reviews such directors’ overall service to Ditech during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Corporate Governance and Nominating Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Corporate Governance and Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Corporate Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Corporate Governance and Nominating Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Corporate Governance and Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has it received a director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Corporate Governance and Nominating Committee at the following address: Ditech Networks, Inc., 825 East Middlefield Road, Mountain View, California 94043, Attention: Director Nominations. This written recommendation must be delivered by at least April 12, 2007, the date 120 days prior to the anniversary date of the mailing of Ditech’s proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of Ditech’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met nine (9) times during the last fiscal year. Each Board member attended or participated telephonically in 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Ditech’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of Ditech Networks, Inc. at 825 E. Middlefield Road, Mountain View, CA 94043, Attention: Secretary. Communications also may be sent by e-mail to the following address stockholderinquiries@ditechnetworks.com. Any communication sent must state the number of shares owned by the security holder making the communication. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, the Secretary shall discard the communication. All communications directed to the Audit Committee in accordance with Ditech’s Escalation Process for Suspected Illegal Acts, Fraud or Departures from Ditech’s Code of Conduct and Questioned Accounting/Reporting Matter that relate to questionable accounting or auditing matters involving Ditech will be promptly and directly forwarded to the Audit Committee.

CODE OF BUSINESS CONDUCT AND ETHICS

Ditech has adopted the Ditech Networks, Inc. Code of Conduct and Ethics that applies to all officers, directors and employees. A copy of the Code of Conduct and Ethics will be sent to any person requesting a copy without charge. To request a copy of our Code of Conduct and Ethics, please contact: Investor Relations, Ditech Networks, Inc., 825 East Middlefield Road, Mountain View, CA 94303, or call our Investor Relations Department at (650) 623-1308. If Ditech makes any substantive amendments to the Code of Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Ditech will promptly disclose the nature of the amendment or waiver on a Form 8-K filing, or if permitted by Nasdaq, on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The Audit Committee of Ditech is composed of three non-employee directors: Messrs. Sugishita, Hasler and Dr. Manoliu.

Management is responsible for Ditech’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Ditech’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and PricewaterhouseCoopers LLP. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with PricewaterhouseCoopers LLP.

Based on its discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Ditech’s Annual Report on Form 10-K for the fiscal year ended April 30, 2006 filed with the Securities and Exchange Commission.

Audit Committee
David M. Sugishita
William A. Hasler
Dr. Andrei M. Manoliu

(1)       Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Ditech under the 1933 Act or 1934 Act.

PROPOSAL 2

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

The Board of Directors adopted the Ditech 2006 Equity Incentive Plan (the “2006 Plan”) in July 2006, subject to stockholder approval at the annual meeting. The 2006 Plan is an amendment and restatement of our 2000 Non-Qualified Stock Plan (the “2000 Plan”) which has not been approved by our stockholders previously.

In this Proposal 2, our stockholders are requested to approve the amended and restated 2006 Plan in order to effect the following changes:

•       Increase the number of shares of Common Stock reserved for issuance under the 2006 Plan by 2,000,000 shares; provided, however, that certain types of stock awards will count as 1.3 shares against the reserve for each share subject to the stock award, as described below;

•       Expand the types of stock awards available under the 2006 Plan to include stock appreciation rights, stock unit awards, performance stock awards, and other stock awards, and limit stock options to an exercise or strike price per share of at least equal to 100% of the fair market value of the stock on the date of grant;

•       Eliminate the discretion of the Board to (i) reprice any outstanding stock award after it has been granted, or (ii) cancel and re-grant any outstanding stock award, unless such an action has been approved by our stockholders;

•       Designate a series of performance criteria that our Compensation Committee may use in establishing specific targets to be attained as a condition to the grant, vesting, or exercise of one or more stock awards under the 2006 Plan so that the compensation attributable to such awards will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (the “Code”);

•       Update the 2006 Plan to facilitate administration, clarify certain mechanical provisions, and conform to changes in applicable law; and

•       Eliminate the 50% share limitation on the aggregate number of shares reserved for issuance to officers and directors.

The amended and restated 2006 Plan will increase the share reserve to ensure that a sufficient number of shares of Common Stock remain available for issuance so that Ditech can continue to grant stock awards at levels determined appropriate by the Board to attract and retain employees. The 2006 Plan provides Ditech with greater flexibility in designing equity incentives so that we can utilize a broader array of equity incentives in order to secure and retain the services of the employees, directors, and consultants of Ditech and its affiliates, and to provide incentives for such persons to exert maximum efforts for our success.

As of July 25, 2006 options (net of canceled or expired options) covering an aggregate of 2,513,111 shares of our Common Stock had been granted under the 2000 Plan. Ditech has issued an aggregate of 2,369,493 shares of Common Stock upon exercise of outstanding options. Only 117,396 shares of Common Stock (plus any shares that might in the future be returned to the 2000 Plan as a result of cancellations or expiration of options) remain available for future grant under the 2000 Plan as of such date. No shares have been granted pursuant to the 2,000,000 share increase that is part of this Proposal 2.

During the last fiscal year, Ditech granted to all employees and consultants as a group options to purchase 495,000 shares of Common Stock at a weighted average exercise price of $6.49 per share. No options were granted to current executive officers and directors under the 2000 Plan.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the amended and restated 2006 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. If the stockholders approve the amended and restated 2006 Plan, it will replace the current version of the 2000 Plan. Otherwise, the current version of the 2000 Plan will remain in effect.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

The terms and provisions of the 2006 Plan are summarized below. This summary, however, does not purport to be a complete description of the 2006 Plan. The 2006 Plan is attached to this proxy statement as Appendix A. The following summary is qualified in its entirety by reference to the complete text of the 2006 Plan.

The material features of the 2006 Plan are outlined below:

GENERAL

The 2006 Plan provides for the grant of nonstatutory stock options, stock bonus awards, stock purchase awards, stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation (collectively, the “stock awards”). The 2000 Plan only provides for the grant of nonstatutory stock options, stock bonus awards, and stock purchase awards. To date, we have granted only nonstatutory stock options under the 2000 Plan.

PURPOSE

The Board adopted the 2006 Plan to provide a means to secure and retain the services of employees, directors, and consultants of Ditech and our affiliates, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of our Common Stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with our stockholders. The approval of the 2006 Plan that is the subject of this Proposal 2 will ensure that Ditech will continue to have enough shares for this purpose.

ADMINISTRATION

The Board administers the 2006 Plan. Subject to the provisions of the 2006 Plan, the Board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of Common Stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards. In making these determinations, a number of factors are taken into account, including the duties and responsibilities of the participant, the value of the participant’s services to us, the participant’s present and potential contribution to our success, and other relevant factors.

The 2006 Plan provides that the Board may not (i) reprice any outstanding stock award after it has been granted under the 2006 Plan (other than pro rata adjustments to reflect stock splits, stock dividends, or other similar corporate transactions), or (ii) cancel and re-grant any outstanding stock award, unless our stockholders have approved such an action within 12 months prior to such an event. The 2000 Plan does not contain a similar restriction.

The Board has the authority to delegate some or all of the administration of the 2006 Plan to a committee or committees composed of one or more members of the Board. The 2000 Plan requires that the committee consist of at least two members of the Board.

In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. For this purpose, a “non-employee director” generally is a director who does not receive remuneration from Ditech other than compensation for service as a director (except for amounts not in excess of specified limits applicable pursuant to Rule 16b-3 under the Exchange Act). An “outside director” generally is a director who is (i) neither a current or former officer of Ditech nor a current employee of Ditech, (ii) does not receive any remuneration from Ditech other than compensation for service as a director, and (iii) is not employed by and does not have ownership interests in an entity that receives remuneration from Ditech (except within specified limits applicable under regulations issued pursuant to Section 162(m) of the Code). If administration is delegated to a committee, the committee has the authority to delegate certain administrative powers to a subcommittee of one or more members. As used herein with respect to the 2006 Plan, the “Board” refers to any committee the Board appoints or, if applicable, any subcommittee, as well as to the Board itself.

ELIGIBILITY

Employees (including officers), non-employee Board members, and consultants of Ditech and its affiliates are eligible to receive all types of stock awards and performance stock awards under the 2006 Plan. All of the approximately 225 employees, directors, and consultants of Ditech and our affiliates are eligible to participate in the 2006 Plan. Under the 2000 Plan, the aggregate number of shares issued pursuant to stock awards granted to officers and directors may not exceed 50% of the number of shares reserved for issuance under the 2000 Plan, except that shares issued to officers not previously employed by Ditech pursuant to stock awards granted as an inducement essential to such individuals entering into employment contracts with Ditech are excluded from such 50% limitation. The 2006 Plan does not have a similar limitation provision.

No person may be granted options and/or stock appreciation rights under the 2006 Plan covering more than 750,000 shares of Common Stock during any calendar year. This limitation is designed to ensure that any deductions to which we would otherwise be entitled either upon the exercise of stock options or stock appreciation rights granted under the 2006 Plan with a strike price per share at least equal to 100% of the fair market value of the stock on the date of grant, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Code. The 2000 Plan does not have a similar limitation. Stockholder approval of this Proposal 2 will constitute approval of the foregoing 750,000-share limitation for purposes of Section 162(m) of the Code.

STOCK SUBJECT TO THE 2006 PLAN

Subject to approval of this Proposal 2, an aggregate of 7,000,000 shares of Common Stock is reserved for issuance under the 2006 Plan. This share reserve consists of (i) the 5,000,000 shares already reserved for issuance under the 2000 Plan, plus (ii) an additional 2,000,000 shares subject to approval of the stockholders at the annual meeting.

The number of shares of Common Stock reserved for issuance under the 2006 Plan will be reduced by 1.3 shares for each share of Common Stock issued pursuant to a stock purchase award, stock bonus award, stock unit award, performance stock award, or stock appreciation right with respect to which the strike price is less than 100% of the fair market value of the stock on the date of grant, which we refer to herein as “full value awards.”

If stock awards granted under the 2006 Plan expire or otherwise terminate without being exercised in full or are settled in cash, the shares of Common Stock not acquired pursuant to those awards again become available for subsequent issuance under the 2006 Plan. If stock awards granted under the 2006 Plan are not delivered to a participant because (i) the stock award is exercised through a reduction in the number of shares subject to the stock awards, (ii) the appreciation distribution upon exercise of a stock appreciation right is paid in shares of Common Stock, or (iii) shares are withheld in satisfaction of applicable withholding taxes, the number of shares not delivered will not remain available for subsequent issuance under the 2006 Plan. Finally, if the exercise price of a stock award is satisfied by tendering shares of Common Stock held by a participant, the number of shares so tendered will not remain available for subsequent issuance under the 2006 Plan. To the extent that the stock award counted as 1.3 shares against the number of shares available for issuance under the 2006 Plan and such share of Common Stock again becomes available for issuance under the 2006 Plan, then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.3 shares.

In order to address potential stockholder concerns regarding the number of options, stock appreciation rights or other stock awards we intend to grant in a given year, the board of directors commits to our stockholders that for the next three fiscal years (commencing on May 1, 2006) it will grant options, stock appreciation rights and other stock awards to employees or nonemployee directors only in such amounts as will cause the “three year average” not to exceed 6.11%. This percentage was calculated by taking the mean burn rate for our industry peer group and adding one standard deviation. The “three year average” means the number of shares subject to options, stock appreciation rights and other stock awards granted to employees or nonemployee directors during our fiscal years 2007, 2008 and 2009 divided by the sum of the weighted average number of shares of our Common Stock that our board of directors it believes will be outstanding during each of such fiscal years. For purposes of calculating the number of shares granted, (i) each share of Common Stock subject to a performance stock award (but only if it vests within the three year period), stock appreciation right, stock purchase award, stock bonus award or stock unit award with respect to which the strike price is less than 100% of the fair market value of the stock on the date of grant will count as equivalent to two shares, and (ii) shares issued pursuant to our 1999 Employee Stock Purchase Plan or issuable pursuant to performance stock awards that do not vest within the three year period will be excluded.

TERMS OF OPTIONS

Options may be granted under the 2006 Plan pursuant to stock option agreements adopted by the Board. The following is a description of the permissible terms of options under the 2006 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price.   The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant; provided that the exercise price may be lower than this amount if the option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Nonstatutory stock options under the 2000 Plan may not be less than 50% of the fair market value of the stock on the date of grant. As of July 25, 2006, the closing price of the our Common Stock as reported on the Nasdaq Global Market System was $7.85 per share.

Consideration.   The exercise price of options granted under the 2006 Plan may, at the discretion of the Board, be paid in (i) cash or check, (ii) pursuant to a broker-assisted cashless exercise, (iii) by delivery of other Common Stock, (iv) pursuant to a net exercise arrangement, (v) pursuant to a deferred payment arrangement, or (vi) in any other form of legal consideration acceptable to the Board.

Vesting.   Options granted under the 2006 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionholder’s continued service with Ditech or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2006 Plan may be subject to different vesting terms.

Term.   The maximum term of options granted under the 2006 Plan is 10 years.

Termination of Service.   Options under the 2006 Plan generally terminate three (3) months after termination of a participant’s service unless (i) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of termination; (ii) the participant dies before the participant’s service has terminated, or within a limited period after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (iii) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer.   A participant in the 2006 Plan may not transfer an option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. However, the Board may grant nonstatutory stock options that are transferable in certain limited instances. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

TERMS OF STOCK APPRECIATION RIGHTS

Stock appreciation rights may be granted under the 2006 Plan pursuant to stock appreciation rights agreements adopted by the Board. Each stock appreciation right is denominated in shares of common stock equivalents. The 2000 Plan does not provide for the grant of stock appreciation rights.

Exercise.   Upon exercise of a stock appreciation right, Ditech will pay the participant an amount equal to the excess of (i) the aggregate fair market value on the date of exercise of a number of common stock equivalents with respect to which the participant is exercising the stock appreciation right, over (ii) the strike price determined by the Board on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of Common Stock, or any other form of consideration determined by the Board.

Strike Price.   The strike price of stock appreciation rights granted as a stand-alone or tandem stock award may not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation rights on the date of grant.

Vesting.   Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

Term.   The maximum term of stock appreciation rights granted under the 2006 Plan is 10 years.

Termination of Service.   Upon termination of a participant’s service, the participant generally may exercise any vested stock appreciation right for three (3) months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term.

TERMS OF STOCK BONUS AWARDS AND STOCK PURCHASE AWARDS

Stock bonus awards and stock purchase awards may be granted under the 2006 Plan pursuant to stock bonus award agreements and stock purchase award agreements adopted by the Board, respectively.

Purchase Price.   The purchase price for stock purchase awards must be at least the par value of the Common Stock.

Consideration.   The Board may grant stock bonus awards in consideration for (i) past or future services rendered to Ditech or an affiliate, or (ii) any other form of legal consideration acceptable to the Board, without the payment of a purchase price. The purchase price for stock purchase awards may be payable (i) in cash or check, (ii) pursuant to a deferred payment arrangement, (iii) by past or future services rendered to Ditech or an affiliate, or (iv) in any other form of legal consideration acceptable to the Board.

Vesting.   Shares of stock acquired under a stock bonus or stock purchase award may, but need not, be subject to a repurchase option in favor of Ditech or forfeiture to Ditech in accordance with a vesting schedule as determined by the Board.

Termination of Service.   Upon termination of a participant’s service, Ditech may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock bonus award or stock purchase award agreement.

Restrictions on Transfer.   Rights to acquire shares under a stock bonus or stock purchase award may be transferred only upon such terms and conditions as determined by the Board.

TERMS OF STOCK UNIT AWARDS

Stock unit awards may be granted under the 2006 Plan pursuant to stock unit award agreements adopted by the Board. The 2000 Plan does not provide for the grant of stock unit awards.

Consideration.   The purchase price for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

Settlement of Awards.   A stock unit award may be settled by the delivery of shares of Common Stock, cash, or any combination as determined by the Board. At the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting.

Vesting.   Stock unit awards vest at the rate specified in the stock unit award agreement as determined by the Board.

Dividend Equivalents.   Dividend equivalent rights may be credited with respect to shares covered by a stock unit award. Ditech does not anticipate paying cash dividends on its Common Stock for the foreseeable future.

Termination of Service.   Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant’s termination of service.

TERMS OF PERFORMANCE STOCK AWARDS

General.   The 2006 Plan allows the Board to issue performance stock awards that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the issuance of such stock is approved by the Compensation Committee and the grant, vesting, or exercise of one or more stock awards is tied solely to the attainment of certain performance goals during a designed performance period. The 2000 Plan does not provide for the grant of performance stock awards.

Performance Goals.   To assure that the compensation attributable to one or more stock bonus awards, stock purchase awards, or stock unit awards will qualify as performance-based compensation that will not be subject to the $1,000,000 limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Compensation Committee has the authority to structure one or more such performance stock awards to any salaried employee so that stock will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals. Such goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) sales or revenue targets; (xvii) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xix) improvement in or attainment of expense levels; (xx) improvement in or attainment of working capital levels; (xxi) economic value added; (xxii) market share; (xxiii) cash flow; (xxiv) cash flow per share; (xxv) share price performance; (xxvi) debt reduction; (xxvii) implementation or completion of projects or processes; (xxviii) customer satisfaction; (xxix) total stockholder return; (xxx) stockholders’ equity; and (xxxi) other measures of performance selected by the Board. Stockholder approval of this Proposal 2 will also constitute approval of the foregoing pre-established performance goals for purposes of Section 162(m) of the Code.

Annual Limitation.   The maximum benefit to be received by a participant in any calendar year attributable to performance stock awards may not exceed 750,000 shares of Common Stock.

TERMS OF OTHER STOCK AWARDS

The Board may grant other stock awards based in whole or in part by reference to the value of the Common Stock. Subject to the provisions of the 2006 Plan, the Board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of Common Stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2006 Plan. The 2000 Plan does not provide for the grant of such other stock awards.

CHANGES TO CAPITAL STRUCTURE

In the event any change is made to the outstanding shares of Common Stock without Ditech’s receipt of consideration (whether through a stock split or other specified change in the capital structure of Ditech), equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2006 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock awards per calendar year, and (iii) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2006 Plan.

CORPORATE TRANSACTIONS; CHANGES IN CONTROL

In the event of certain significant corporate transactions, all outstanding stock awards under the 2006 Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such stock awards, then (i) with respect to any such stock awards that are held by individuals then performing services for Ditech or its affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (ii) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. Other stock awards such as stock purchase awards may have their repurchase or forfeiture rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction. If such repurchase or forfeiture rights are not assigned, then such stock awards will become fully vested.

The Board may also provide that the holder of an outstanding stock award not assumed in the corporate transaction will surrender such stock award in exchange for a payment equal to the excess of (i) the value of the property that the participant would have received upon exercise of the stock award, over (ii) the exercise price otherwise payable in connection with the stock award.

A significant corporate transaction will be deemed to occur in the event of (i) a sale of all or substantially all of the consolidated assets of Ditech and its subsidiaries, (ii) the sale of at least 90% of the outstanding securities of Ditech, (iii) a merger or consolidation in which Ditech is not the surviving corporation, or (iv) a merger or consolidation in which Ditech is the surviving corporation, but shares of Ditech’s outstanding Common Stock are converted into other property by virtue of the corporate transaction.

The Board has the discretion to provide that a stock award under the 2006 Plan will immediately vest as to all or any portion of the shares subject to the stock award (i) immediately upon the occurrence of certain specified change in control transactions, whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction, or (ii) in the event a participant’s service with Ditech or a successor entity is terminated, actually or constructively, within a designated period following the occurrence of certain specified change in control transactions. Stock awards held by participants under the 2006 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

The acceleration of a stock award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Ditech.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the 2006 Plan without stockholder approval or ratification at any time.

The Board may amend or modify the 2006 Plan at any time, subject to any required stockholder approval. Stockholder approval will be required for any amendment that (i) materially increases the number of shares available for issuance under the 2006 Plan, (ii) materially expands the class of individuals eligible to receive stock awards under the 2006 Plan, (iii) materially increases the benefits accruing to the participants under the 2006 Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the 2006 Plan, (iv) materially extends the term of the 2006 Plan, or (v) expands the types of awards available for issuance under the 2006 Plan.

The Board also may submit any other amendment to the 2006 Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

The following is a summary of the principal United States federal income taxation consequences to participants and Ditech with respect to participation in the 2006 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Nonstatutory Stock Options.   No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess of (i) the fair market value of the purchased shares on the exercise date, over (ii) the exercise price paid for those shares. Generally, Ditech will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

However, if the shares acquired upon exercise of a nonstatutory stock option are unvested and subject to repurchase by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of exercise, but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the exercise price paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date, over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights.   No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Ditech is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Ditech will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Stock Bonus Awards and Stock Purchase Awards.   The tax principles applicable to stock bonus awards and stock purchase awards under the 2006 Plan will be substantially the same as those summarized above for the exercise of nonstatutory stock options.

Stock Unit Awards.   No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and Ditech will be required to satisfy certain tax withholding requirements applicable to such income. Ditech will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Potential Limitation on Company Deductions.   Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Ditech, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified performance-based compensation, are disregarded for purposes of the deduction limitation.

In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are granted by a compensation committee or committee of the Board comprised solely of

“outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that all options and stock appreciation rights granted with a strike price at least 100% of the fair market value of the stock on the date of grant qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation.

Compensation attributable to stock bonus awards, stock purchase awards, stock unit awards, and performance stock awards will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee or committee of the Board comprised solely of “outside directors,” (ii) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) the Compensation Committee certifies in writing prior to the grant, vesting or exercise of the award that the performance goal has been satisfied, and (iv) prior to the grant of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

PROPOSAL 3

APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”), AS AMENDED

In March 1999 the Board adopted, and in April 1999 the stockholders approved, Ditech’s 1999 Employee Stock Purchase Plan (the “Purchase Plan”). As a result of a series of amendments, the Board reserved, and the stockholders approved, 1,416,666 shares of Common Stock for issuance under the Purchase Plan.

In May 2006, the Board amended the Purchase Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan from 1,416,666 shares to 1,816,666 shares. The Board adopted this amendment in order to ensure that Ditech can continue to grant purchase rights at levels determined appropriate by the Board.

As of July 25, 2006, an aggregate of 1,269,807 shares of our Common Stock had been purchased under the Purchase Plan. Only 146,859 shares of Common Stock (excluding the proposed increase of shares) remain available for future grant under the Purchase Plan as of such date.

Stockholders are requested in this Proposal 3 to approve the Purchase Plan, as amended, which would increase the number of shares reserved for issuance under the Purchase Plan from 1,416,666 shares to 1,816,666 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

The purpose of the Purchase Plan is to provide a means by which our employees (and any parent or subsidiary of Ditech designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase our Common Stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of Ditech. All of the approximately 225 employees of Ditech and our affiliates are eligible to participate in the Purchase Plan, subject to the restrictions described in “Eligibility” set forth below.

The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of Ditech will be granted, the provisions of each offering of such rights (which need not be identical) and whether employees of any parent or subsidiary of Ditech will be eligible to participate in the Purchase Plan.

The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Purchase

Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the “Board” refers to the Compensation Committee and to the Board.

Stock Subject to Purchase Plan

Subject to this Proposal 3, an aggregate of 1,816,666 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. In no event will an offering be more than 27 months long. Typically, under the Purchase Plan, offerings are approximately 12 months in length and are divided into two shorter “purchase periods” of approximately six months each.

Eligibility

Rights may be granted only to employees of Ditech or our affiliates incorporated in the United States, except as designated by the Board within its power under the Purchase Plan, an employee of Ditech or any affiliate shall not be eligible to be granted rights under the Purchase Plan unless, on the offering date, such employee has been in the employ of Ditech or any affiliate for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be greater than two years. Currently, there is no service requirement before employees may participate under the Purchase Plan. In addition, unless otherwise determined by the Board and set forth in the terms of the applicable offering, no employee of Ditech or any affiliate shall be eligible to be granted rights under the Purchase Plan, unless, on the offering date, such employee’s customary employment with Ditech or such affiliate is for at least 20 hours per week and at least five months per calendar year. Officers of Ditech and any designated affiliate shall be eligible to participate in offerings under the Purchase Plan; provided, however, that the Board may provide in an offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

No employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Ditech or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of Ditech and our affiliates in any calendar year in which such rights are outstanding at any time.

Participation in the Purchase Plan

On each offering date, each eligible employee, pursuant to an offering made under the Purchase Plan, shall be granted the right to purchase up to the number of shares of Common Stock of Ditech purchasable with a percentage designated by the Board not exceeding 15% of such employee’s earnings during the period which begins on the offering date (or such later date as the Board determines for a particular offering) and ends on the date stated in the offering, which date shall be no later than the end of the offering.

Purchase Price

The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan shall not be less than the lesser of: (i) 85% of the fair market value of a share of Common Stock on the first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the specified purchase date.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the course of the offering. At any time after the beginning of the offering, a participant may reduce or terminate his or her payroll deductions, as the Board provides in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of Ditech.

Purchase of Stock

By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See “Withdrawal” below.

In July 2001, the Board reduced the maximum number of shares of Common Stock an employee may be granted the right to purchase under each offering from 10,000 to 1,500. In October 2002, the Board further reduced the maximum number of shares to 700 per purchase.

Withdrawal

While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time during the applicable offering period, excluding the 15 day period immediately preceding a purchase date or except as provided by the Board.

Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s employment with Ditech and any designated affiliate for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

Rights granted under the Purchase Plan are not transferable by a participant other than by will or the laws of descent and distribution, or by a designated beneficiary, and during his or her lifetime, may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

The Board may suspend, terminate or amend the Purchase Plan at any time, subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock. Unless terminated earlier, the Purchase Plan will terminate on March 4, 2009. Any amendment of the Purchase Plan, other than adjustments upon changes of stock due to corporate reorganizations, must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan (to the extent such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code), or (iii) modify any other provision of the Purchase Plan if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Adjustment Provisions

Transactions not involving receipt of consideration by Ditech, such as a reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be equitably adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Events

In the event of certain changes of control of Ditech, the Board has discretion to provide that (i) each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, (ii) such rights may continue in full force or effect or (iii) participants’ accumulated payroll deductions may be used to purchase stock immediately prior to the change in control.

Federal Income Tax Information

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (with such exercise price determined as if the purchase right were exercised on the first day of the offering regardless of when the purchase price is actually exercised) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is recognized by the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the Purchase Plan. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant upon a disposition prior to the expiration of the holding periods (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Participation During the Last Fiscal Year

During the last fiscal year, shares of Common Stock were purchased in the amounts under the Purchase Plan as follows: all current executive officers as a group, 4,449 shares  at the weighted average price per share of $6.06; and all employees (excluding executive officers) as a group, 127,216 shares at the weighted average price per share of $6.06.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as Ditech’s independent registered public accounting firm for the fiscal year ending April 30, 2007 and the Board has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited Ditech’s financial statements since April 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither Ditech’s bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as Ditech’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Ditech and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS’ FEES

The following table represents aggregate fees billed to Ditech for fiscal years ended April 30, 2006 and April 30, 2005, by PricewaterhouseCoopers LLP, for professional services rendered.

	Fiscal Year Ended
	2006	2005
	(in thousands)
Audit Fees	$605	$644
Audit-related Fees	11	14
Tax Fees	10	60
All Other Fees	0	0
Total Fees	$626	$718

The audit-related fees consist of the review of Ditech’s S-8 filings.

The tax fees consist of primarily tax compliance services.

All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit and audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of the services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence, within these defined categories of audit related and tax services.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS OF DITECH

Certain information regarding Ditech’s executive officers and key employees as of August 1, 2006 is set forth below.

Name	Age	Position
Timothy K. Montgomery	53	President, Chief Executive Officer and Director
Dr. Caglan “Chalan” M. Aras	40	Vice President of Marketing
Lee H. House	48	Vice President of Platform Engineering
William J. Tamblyn	47	Executive Vice President, Chief Financial Officer and Secretary
Gary D. Testa	39	Vice President Worldwide Sales
Lowell B. Trangsrud	54	Executive Vice President and Chief Operating Officer

Biographical information relating to Timothy K. Montgomery is set forth in Proposal 1—Election of Directors.

Dr. Caglan “Chalan” M. Aras joined Ditech in October 2003, as our Senior Director of Product Management and was promoted to Vice President of Marketing in May 2004. Dr. Aras joined Ditech from Manystreams, Inc., where he was Vice President of Marketing and Product Management since July 2002. From April 2000 to April 2002, Dr. Aras was Vice President of Product Management and Marketing at Jetstream Communications, a voice-over-DSL telecommunications equipment provider. From November 1997 to March 2000, Dr. Aras was a Director of Product Management at First Virtual Communications. Dr. Aras holds a BS in Electrical Engineering from Middle East Technical University (Ankara, Turkey), a MS and a Ph.D. in Computer Engineering from North Carolina State University and received an Executive Masters in Business Administration from the University of North Carolina at Chapel Hill.

Lee H. House joined Ditech in May 2002 as our Vice President of Echo Engineering. Mr. House joined Ditech from Jetstream Communications, where he was the Senior Director of Systems Development since May 2000. Prior to Jetstream, he was the Senior Director of DSL Product Management and Business Development for 3Com Corporation since 1998. From 1989 to 1998, he held a variety of positions at IBM. During his tenure, Mr. House held senior management positions in research and development and product management, as well as serving in many engineering development and design roles. Mr. House received both his Masters in Business Administration and his Masters in Electrical Engineering from Duke University. He also holds a BA from Rhodes College and a BSEE from Christian Brothers University.

William J. Tamblyn joined Ditech in June 1997 as our Vice President and Chief Financial Officer, and was promoted to Executive Vice President in May 2004. Mr. Tamblyn was the Chief Financial Officer at Conductus, Inc., a telecommunications company, from January 1994 to June 1997. He served as Chief Financial Officer at Ramtek, an imaging company, from May 1993 to December 1993. Prior to May 1993, Mr. Tamblyn worked in public accounting, including for Coopers & Lybrand, LLP. He has a B.S. in Accounting from San Jose State University and is a certified public accountant.

Gary D. Testa joined Ditech in February 2006 as our Vice President, Worldwide Sales from Aurora Networks, a privately held manufacturer of advanced communications systems for broadband networks where he was Vice President of Worldwide Sales. In this position he developed successful customer relationships resulting in a four-fold revenue growth over a two year period and built sales teams in the US, Middle East, Asia and Europe. From 2001 to 2004, Testa held the position of Sr. Vice President of Sales, Marketing and Customer Care for Gluon Networks. Prior to Gluon, he served in a series of senior sales management positions with various telecommunications companies. He holds a BS from the University of California, Irvine.

Lowell B. Trangsrud joined Ditech in July 2001 as our Vice President of Operations after his service at Compaq Computers, a computer and peripherals company, where he worked from 1995 to 2001. Mr. Trangsrud was promoted to Executive Vice President in May 2004 and promoted to Chief Operating Officer in May 2005. In his last position at Compaq, Mr. Trangsrud served as Vice President of Manufacturing for High Availability Solutions Manufacturing. From 1990 to 1995, he worked for Tandem Computers, and in his last position served as Vice President, Worldwide Supply Chain Operation. From 1973 to 1990, Mr. Trangsrud worked for Sperry Corporation and Honeywell, serving in a variety of engineering and management roles. Mr. Trangsrud has an A.A. in Electronics from North Dakota State College of Science, a B.A. in Management and a B.S. in Business Administration from the University of Phoenix.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Ditech’s common stock as of July 25, 2006 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of Ditech as a group; and (iv) all those known by Ditech to be beneficial owners of more than five percent of its common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, we believe, based on information furnished by such persons and from Schedules 13G filed with the SEC, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them as of July 25, 2006. Percentage of beneficial ownership is based on 32,560,987 shares of Common Stock outstanding as of July 25, 2006. Unless otherwise indicated, the address for each of the individuals named below is 825 E. Middlefield Road, Mountain View, California 94043.

	Shares Beneficially Owned
Beneficial Owner	Number	Percent
Timothy K. Montgomery(1)	1,547,459	4.56%
William J. Tamblyn(2)	793,028	2.38%
Lowell B. Trangsrud(3)	536,080	1.62%
Lee H. House(4)	284,329	*
James H. Grady(5)	264,629	*
Dr. Caglan M. Aras(6)	253,234	*
Gregory M. Avis(7)	50,000	*
Edwin L. Harper(8)	80,000	*
William A. Hasler(9)	89,640	*
Dr. Andrei M. Manoliu(10)	46,000	*
David M. Sugishita(11)	57,500	*
All directors and executive officers as a group (11 persons)(12)	4,001,899	11.04%
FMR Corp.(13)	3,220,000	9.89%
ICM Asset Management, Inc.(14)	1,745,925	5.36%
Barclays Global Investors, NA.(15)	3,856,391	11.84%

  *                Represents beneficial ownership of less than 1%.

(1)            Includes 1,371,888 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006. Also includes 23,180 shares held by Mr. Montgomery’s spouse as custodian for his children.

(2)            Includes 724,586 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(3)            Includes 529,900 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(4)            Includes 282,510 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(5)            Includes 262,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(6)            Includes 250,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(7)            All 60,000 shares may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(8)            Includes 67,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(9)            Includes 50,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(10)     Includes 52,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006. Total number of shares includes: 10,000 shares held by the Manoliu/Neimat Living Trust; 3,000 shares held by Dr. Manoliu in an individual retirement account and 1,000 in a qualified retirement plan; and 2,000 shares held in a qualified retirement plan by Marie-Anne Neimat, Dr. Manoliu’s wife.

(11)     Includes 45,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006.

(12)     Includes 3,721,384 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 25, 2006. See notes 1 through 11 above.

(13)     Based on a Schedule 13G reporting beneficial ownership as of December 31, 2005. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of the shares as a result of acting as investment adviser to Fidelity Low Priced Stock Fund (“Fund”), which owned all of the shares. Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity and the Fund each has sole power to dispose of the shares owned by the Fund. Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fund, which power resides with the Fund’s Boards of Trustees. The address of FMR Corp., Fidelity and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109.

(14)     Based on a Schedule 13G reporting beneficial ownership as of December 31, 2005. ICM Asset Management, Inc. (“ICM”) is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Stock. James M. Simmons is the President and controlling shareholder of ICM Asset Management, Inc. ICM and Mr. Simmons have shared dispositive power with respect to all of the shares, and shared voting power with respect to 785,975 of the shares. The principal business office of ICM and Mr. Simmons is located at 601 W. Main Avenue, Suite 600, Spokane, WA  99201.

(15)     Based on a Schedule 13G reporting beneficial ownership as of December 31, 2005. Represents shares held by Barclays Global Investors, NA and affiliated entities, over which sole dipositive power is held and over 3,606,325 shares of which sole voting power is held. The principal business office of Barclays Global Investors, NA is located at 45 Fremont Street, San Francisco, CA  94105.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires Ditech’s directors and executive officers, and persons who own more than ten percent of a registered class of Ditech’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Ditech. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Ditech with copies of all Section 16(a) forms they file.

To Ditech’s knowledge, based solely on a review of the copies of such reports furnished to Ditech and written representations that no other reports were required, during the fiscal year ended April 30, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION OF DIRECTORS

Non-employee directors currently receive a fee for attendance of $1,000 for each regular board meeting, $2,500 for the annual offsite regular board meeting, and $250 for each special board meeting. Members of the Audit Committee currently receive a fee for attendance of $2,500 for each regular committee meeting, $1,000 for each in-person special meeting, and $500 for each telephonic special meeting. Members of the Compensation Committee currently receive a fee for attendance of $2,000 for each regular meeting and $500 for each special meeting. Members of the Corporate Governance and Nominating Committee currently receive a fee for attendance of $2,000 for each regular meeting and $500 per special meeting. In addition, non-employee directors also receive the following retainers, payable quarterly in arrears: each non-employee director receives an annual retainer of $16,000; the chairman of the Audit Committee receives an additional annual retainer of $5,000; and the chairmen of each of the Compensation Committee and of the Corporate Governance and Nominating Committee receives an additional annual retainer of $2,500. Additionally, directors are entitled to be reimbursed for certain expenses in connection with attendance at board and committee meetings.

Pursuant to the Directors’ Plan, upon initial appointment, each non-employee director is automatically granted an option to purchase 35,000 shares of Ditech’s Common Stock, which is subject to annual vesting over a four-year period from the date of grant. In addition, each non-employee director will automatically be granted a fully-vested option to purchase 10,000 shares of Ditech’s Common Stock immediately following each annual meeting of stockholders; provided, that such person has served as a non-employee director of Ditech for at least six months as of the date of the applicable annual meeting of stockholders. These options are granted at 100% of the fair market value of the Common Stock on the date of grant and have a five-year term. Pursuant to the Directors’ Plan, the initial grants and the annual grants are non-discretionary and are granted automatically, without any further action by Ditech, the Board or the stockholders.

During the last fiscal year, we granted to each of our non-employee directors, Messrs. Avis, Harper, Hasler, and Sugishita and Dr. Manoliu, an option to purchase 10,000 shares at an exercise price per share of $7.12 on September 16, 2005, which exercise price was equal to the fair market value of the Common Stock on such date (based on the closing sales price reported on the Nasdaq Global Market for such date of grant). As of April 30, 2006, options to purchase 267,500 shares were outstanding under the Directors’ Plan, and options to purchase 82,500 shares had been exercised under the Directors’ Plan.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

The following table sets forth certain information for the fiscal years ended April 30, 2004, 2005 and 2006 regarding the compensation of Ditech’s Chief Executive Officer, our other four most highly compensated executive officers of Ditech and one former executive officer of Ditech, at April 30, 2006 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

								Long-Term Compensation
		Annual Compensation						Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compen- sation ($)(1)		Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	All Other Compen- sation ($)(2)
Timothy K. Montgomery	2006	320,000		84,000		3,930		N/A	335,000	690
Chief Executive Officer	2005	320,000		319,520		5,153			0	690
and President	2004	300,000		600,000		3,130			508,000	690
Dr. Caglan M. Aras	2006	200,000		17,000		1,700		N/A	100,000	161
Vice President, Marketing	2005	180,000		62,760		9,496			100,000	134
	2004	83,076	(3)	30,000		725			50,000	59
Lee H. House	2006	210,000		16,000		1,700		N/A	122,000	288
Vice President of Platform	2005	210,000		62,760		3,876			0	287
Engineering	2004	200,000		100,000		8,523			150,000	277
William J. Tamblyn	2006	220,000		28,000		500		N/A	100,000	336
Executive Vice President	2005	220,000		115,560		3,501			125,000	305
and Chief Financial Officer	2004	210,000		170,000		11,246			160,000	288
Lowell B. Trangsrud	2006	220,000		27,000		2,132		N/A	100,000	469
Executive Vice President	2005	220,000		115,560		3,754			125,000	467
and Chief Operating Officer	2004	200,000		150,000		10,874			150,000	414
James H. Grady	2006	195,000		75,000	(6)	500		N/A	40,000	288
Vice President of	2005	228,333	(5)	90,417		8,349			0	280
Business Development(7)	2004	172,083	(8)	32,000		67,335	(4)		250,000	83

(1)          Includes 401(k) match by Ditech, memberships and miscellaneous taxable compensation.

(2)          Except as otherwise indicated, represents insurance premiums paid by Ditech with respect to group term life insurance for the benefit of the named executive.

(3)          Represents partial year salary. Dr. Aras joined Ditech in October 2003.

(4)          Mr. Grady had taxable relocation income of $65,000.

(5)          Includes $33,333 of non-recoverable draw.

(6)          Consists of 75,000 of commissions earned.

(7)          Mr. Grady is serving as Vice President of Business Development; before that he was Vice President of Worldwide Sales.

(8)          Includes $58,333 of non-recoverable draw.

STOCK OPTION GRANTS AND EXERCISES

Ditech grants options to its executive officers under its 1998 Stock Option Plan and, for new executive officers, its 2005 New Recruit Stock Option Plan. The Company also has previously granted options and may continue in the future grant options to executive officers under the 2000 Non-Qualified Stock Plan. As of July 25, 2006, options to purchase a total of 5,820,700 shares were outstanding under the foregoing plans and options to purchase 483,914 shares remained available for grant thereunder.

The following tables show for the fiscal year ended April 30, 2006, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable
	Number of	% of Total			Value at Assumed
	Securities	Options/SARs	Exercise		Annual Rates of Stock
	Underlying	Granted to	Or Base		Price Appreciation for
	Options/SARs	Employees in	Price	Expiration	Option Term(1)
Name	Granted (#)(2)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Mr. Montgomery	335,000	15.07%	$6.49	6/30/15	$1,367,311	$3,465,035
Dr. Aras	100,000	4.50%	$6.49	6/30/15	$408,153	$1,034,339
Mr. House	120,000	5.40%	$6.49	6/30/15	$489,783	$1,241,207
Mr. Tamblyn	100,000	4.50%	$6.49	6/30/15	$408,153	$1,034,339
Mr. Trangsrud	100,000	4.50%	$6.49	6/30/15	$408,153	$1,034,339
Mr. Grady(3)	40,000	1.80%	$6.49	6/30/15	$163,261	$413,736

(1)          In accordance with the rules of the Securities and Exchange Commission, the columns referring to potential realizable value show the gains or “option spreads” that would exist for the options granted based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The rules of the SEC require us to use these assumed annual compound rates of stock price appreciation. These estimated rates do not represent our estimate or projection of future Common Stock prices.

(2)          The option may be exercised early, subject to a repurchase option in favor of Ditech, which lapses over a four-year period with 25% lapsing after the first year and the remainder monthly thereafter.

(3)          Mr. Grady is serving as Vice President of Business Development; before that he was Vice President of Worldwide Sales.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUES

	Underlying Shares Acquired	Value	Number of Securities Unexercised Options at April 30, 2006 (#)		Value of Unexercised In-the-Money Options at April 30, 2006 ($)
	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Mr. Montgomery	0	—	1,371,888	—	$2,694,978	—
Dr. Aras	0	—	250,000	—	323,000	—
Mr. House	0	—	282,510	—	754,357	—
Mr. Tamblyn	0	—	724,586	—	1,308,389	—
Mr. Trangsrud	0	—	529,900	—	869,650	—
Mr. Grady(1)	0	—	262,500	—	264,050	—

(1)          Mr. Grady is serving as Vice President of Business Development; before that he was Vice President of Worldwide Sales.

EMPLOYMENT AGREEMENTS AND
TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

In September 1998, Ditech entered into an employment agreement with Timothy K. Montgomery to serve as Ditech’s President and Chief Executive Officer at a base salary of $225,000 a year starting on November 1, 1998, with an annual discretionary bonus set by the Board and based upon specific objectives to be agreed upon by Mr. Montgomery and the Board. Pursuant to the employment agreement, Mr. Montgomery received an option to purchase 533,332 shares of Ditech Common Stock. The employment agreement is at-will, contains a non-solicitation agreement, and provides that if Mr. Montgomery is terminated without cause, he will be paid a lump sum equal to twelve months base salary. However, if Mr. Montgomery resigns, his employment is terminated for cause, or there is a change in control of Ditech, he will receive no severance benefits.

In June 2001, Ditech entered into an at-will employment agreement with Lowell B. Trangsrud to serve as Vice President of Operations at a base salary of $190,000, with a guaranteed bonus of $60,000 for fiscal year 2002 that is pro-rated from Mr. Trangsrud’s start date through the end of the fiscal year. Pursuant to the employment agreement, Mr. Trangsrud received an option to purchase 200,000 shares of Ditech Common Stock.

In April 2002, Ditech entered into an at-will employment agreement with Lee House to serve as Vice President of Echo Engineering at a base salary of $180,000. (Mr. House’s title is now Vice President of Platform Engineering). Under the agreement, Mr. House was eligible to earn a bonus of up to $45,000 based on attainment of certain performance objectives, and received an option to purchase 150,000 shares of Ditech Common Stock. The employment agreement provides that if Mr. House is terminated without cause during his first year of employment, Ditech will continue to pay Mr. House his base salary, and his outstanding unvested options shall continue to vest, for six months from the date of notification of intent to separate. After Mr. House’s first year of employment, Mr. House will be entitled to only those severance benefits provided under Ditech’s general severance policies.

In September 2003, Ditech entered into an at-will employment agreement with James Grady to serve as Vice President of WorldWide Sales at an annual base salary of $195,000, with commissions of $100,000 per year upon full attainment of quota. The commissions for fiscal 2005 were guaranteed on a pro rata basis. Pursuant to the employment agreement, Mr. Grady received an option to purchase 250,000 shares of Ditech Common Stock. The agreement provides that if Ditech terminates Mr. Grady’s employment for any reason other than cause during his first year of service or if there is a change of control in Ditech and he is not offered an equivalent position, then Ditech will continue to pay his base salary for six months from the notification of intent to separate or until the one year anniversary, whichever is shorter. The same salary continuation period will be credited as continuous service for purposes of his stock options. In addition, Mr. Grady was provided an allowance for relocation in the amount of $65,000.

In February 2006, Ditech entered into an employment agreement with Gary Testa to serve as Ditech’s Vice President of Worldwide Sales at a base salary of $220,000. Under the agreement, Mr. Testa was eligible to receive a bonus of $15,000 per month until May 1, 2006, such bonus being pro-rated for partial months. Thereafter he became eligible to receive commissions of up to $180,000 at full attainment of Ditech’s fiscal 2007 shipping plan plus commissions of 1%  of shipments in excess of the shipping plan with a guarantee in fiscal 2007 of at least $140,000 of commissions. Mr. Testa received options to purchase up to 300,000 shares of Ditech’s common stock. His employment agreement provides that if Mr. Testa is terminated without cause or resigns with good reason in his first year of employment, he will receive severance benefits equal to his base salary and guaranteed bonus for the greater of six months or the period until the first anniversary of employment, plus acceleration of a portion of the options granted to him based on a formula as set forth in the agreement, and if he is terminated without cause or resigns for good reason after the first year of employment, severance benefits equal to six months’ base salary. Mr. Testa also received a relocation bonus of $130,000 to be paid within 18 months of commencement of employment with Ditech, provided that Mr. Testa relocates his primary residence to a purchased residence within 30 miles of Ditech within that time.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans and grants made outside of any plans in effect as of April 30, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders(2)	3,114,716	$8.48	907,686
Equity compensation plans not approved by security holders(3)	4,183,685	$7.52	337,447
Total	7,298,401	$7.95	1,245,133

(1)          Includes options to purchase 623 shares, which were assumed by Ditech in connection with the acquisition of Atmosphere Networks, Inc. in July 2000. Also includes 125,965 assumed options in connection with the Jasomi acquisition in June of 2005. Stockholder approval was not required for the assumption of such options.

(2)          Consists of Ditech’s 1999 Employee Stock Purchase Plan, 1999 Non-Employee Directors’ Stock Option Plan, 1998 Stock Option Plan and 1997 Stock Option Plan. With respect to the 1999 Employee Stock Purchase Plan, 227,718 shares available for issuance are included in column (c) in the reserve. No amounts with respect to the 1999 Employee Stock Purchase Plan are included in columns (a) or (b).

(3)          Consists of Ditech’s 2000 Non-Qualified Stock Plan, 1999 Non-Officer Equity Incentive Plan, the 2005 New Recruit Stock Plan, and the 2005 New Recruit Stock Option Plan, and options assumed in connection with the Atmosphere Networks, Inc. acquisition in July 2000 and the Jasomi acquisition in June of 2005.

DESCRIPTION OF EQUITY COMPENSATION PLANS ADOPTED WITHOUT THE APPROVAL OF STOCKHOLDERS

The following equity compensation plans of Ditech were in effect as of April 30, 2006 and were adopted without the approval of our stockholders: the 2000 Non-Qualified Stock Plan, the 1999 Non-Officer Equity Incentive Plan, the 2005 New Recruit Stock Plan, and the 2005 New Recruit Stock Option Plan.

2000 NON-QUALIFIED STOCK PLAN

The material features of Ditech’s 2000 Plan are outlined above under Proposal 2.

1999 NON-OFFICER EQUITY INCENTIVE PLAN

The material features of Ditech’s 1999 Non-Officer Equity Incentive Plan (the “1999 Plan”) are outlined below:

GENERAL

The 1999 Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively “awards”). To date, we have granted only stock options under the 1999 Plan. An aggregate of 1,000,000 shares of Common Stock is reserved for issuance under the 1999 Plan.

ELIGIBILITY

Employees and consultants of both Ditech and our affiliates who are not officers or directors of Ditech or any of our affiliates are eligible to receive all types of awards under the 1999 Plan, except that officers who have not been previously employed by Ditech are eligible to receive awards if the award is granted as an inducement essential to such officers entering into an employment contract with Ditech.

TERMS OF AWARDS

Exercise Price; Payment.   The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

The exercise price of options and restricted stock purchase awards granted under the 1999 Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

Award Vesting.   Awards granted under the 1999 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments (“vest”) as determined by the Board. The Board has the power to accelerate the time during which an option or a restricted stock purchase award may vest or be exercised. In addition, options granted under the 1999 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting.

Term.   The maximum term of options granted under the 1999 Plan is 10 years. Options under the 1999 Plan generally terminate three months after termination of the participant’s service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 1999 Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

Effect of Certain Corporate Transactions.   In the event of (i) a dissolution or liquidation of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a “corporate transaction”), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by optionholders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

2005 NEW RECRUIT STOCK PLAN

In connection with our acquisition of Jasomi Networks on June 30, 2005, the Board of Directors adopted the 2005 New Recruit Stock Plan. The 2005 New Recruit Stock Plan does not require approval by our stockholders due to its qualification under the “inducement grant exception” provided by Rule 4350(i)(1)(A)(iv) of the NASD Marketplace Rules. The 2005 New Recruit Stock Plan provides for the grant of restricted stock awards and restricted stock unit awards to newly-hired employees as an inducement for those individuals to enter into an employment relationship with Ditech or its affiliates. For purposes of the 2005 New Recruit Stock Option Plan, eligible employees includes only those individuals newly hired by Ditech or its affiliates, so long as those persons either (i) were not previously employed or serving as a director of Ditech or its affiliates, or (ii) entered into an employment relationship with us following a bona fide period of non-employment. The aggregate number of shares of common stock that may be issued pursuant to restricted stock awards and restricted stock unit awards under the 2005 New Recruit Stock Plan is 500,000 shares. Jasomi Networks employees hired by Ditech received grants of restricted stock or restricted stock units that vested with respect to 1/3 of the shares subject to their award on the first anniversary of the grant date, and with respect to the balance of the shares in a series of eight (8) successive equal quarterly installments over the two year period measured from the first anniversary of the grant date. All grants under the 2005 New Recruit Stock Plan to eligible employees must be approved either by a majority of “independent directors” within the meaning of Rule 4200 of the NASD Marketplace Rules, or by our Compensation Committee.

2005 NEW RECRUIT STOCK OPTION PLAN

In November 2005, the Board adopted the 2005 New Recruit Stock Option Plan. The 2005 New Recruit Stock Option Plan does not require approval by our stockholders due to its qualification under the “inducement grant exception” provided by Rule 4350(i)(1)(A)(iv) of the NASD Marketplace Rules. The 2005 New Recruit Stock Option Plan provides for the grant of nonstatutory stock options to newly-hired employees as an inducement for those individuals to enter into an employment relationship with Ditech or its affiliates. For purposes of the 2005 New Recruit Stock Option Plan, eligible employees includes only those individuals newly hired by Ditech or its affiliates, so long as those persons either (i) were not previously employed or serving as a director of Ditech or its affiliates, or (ii) entered into an employment relationship with us following a bona fide period of non-employment. The aggregate number of shares of common stock that may be issued pursuant to nonstatutory stock options under the 2005 New Recruit Stock Option Plan is 500,000 shares. Such number includes the 300,000 shares added to the reserve in connection with the hiring of a new Vice President of Worldwide Sales in February 2006. All grants under the 2005 New Recruit Stock Plan to eligible employees must be approved either by a majority of “independent directors” within the meaning of Rule 4200 of the NASD Marketplace Rules, or by our Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION(2)

The Compensation Committee of our Board of Directors generally makes decisions on compensation of our Chief Executive Officer, Timothy K. Montgomery, and our other executive officers. During fiscal 2006, the Compensation Committee was composed of three non-employee directors: Messrs. Avis, Harper and Hasler. The Compensation Committee has furnished the following report on the 2006 compensation of Timothy K. Montgomery and our other executive officers.

In setting the compensation levels, the Compensation Committee considers the standard practices in the telecommunications industry, including data from surveys, as well as the practices of companies with whom Ditech competes for executive talent. The Compensation Committee compares total compensation levels for Ditech’s executives to the compensation paid to executives of a peer group of companies comprised of similar high-tech and other general companies. Each year management develops the peer group based on similar sales volumes, market capitalization, employment levels and lines of business and submits it to the Compensation Committee. For fiscal 2006 the peer group consisted of approximately 40 companies. The Compensation Committee believes that our total executive compensation package is on average below the median among our peers. This is largely due to the Compensation Committee’s decision to hold executive base salaries flat in fiscal 2006 while cutting the bonus plans by 50%. This determination was, in part, due to the fact that fiscal 2006 revenues were approximately one half of those in fiscal 2005.

It is the current philosophy of the Compensation Committee to keep the base salary of executives at approximately the 50th percentile based on the RADFORD COMPENSATION SURVEY so that more of their compensation depends on bonuses, which are contingent upon company and individual performance. Total compensation opportunities should enhance Ditech’s ability to attract, retain and develop exceptional knowledgeable and experienced executives upon whom, in large part, the successful operation and management of Ditech depends. The Radford survey includes some but not all companies included in the Graph Index. See “Comparison of Stockholder Return.” The executives are thus motivated to enhance stockholder value.

As Ditech has commercial products and developing products, the Compensation Committee believes that corporate performance should be measured by both traditional financial performance criteria such as revenue and operating profits and earnings per share and by analyzing the degree to which Ditech achieves certain goals established by the Compensation Committee and approved by the Board.

Under the Executive Compensation Bonus Plan, an executive’s annual incentive award depends on improved company performance, both revenue growth and operating profits for the fiscal year and key individual contributions. The current philosophy of Compensation Committee  is to keep total compensation including bonuses for executives between the 50th and 75th percentiles of the companies in the Radford survey.

The performance goals for Ditech are derived from our business plans that include critical individual performance targets relating to strategic product positioning, revenue growth, and profitability for the fiscal year and key internal deliveries. The performance bonuses are based on a percentage on each related task. The incentive targets vary with each executive officer and are based overall as a percentage of base salary. The incentive targets range from 20% to 100% with added incentives for exceeding targeted plans such as revenues and profitability. Each component of the target performance is assigned a specific

(2)          The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

weighting. If performance is reached at the target level, the garget bonus will be paid with respect to that performance metric. Bonuses will be adjusted up or down from the target bonus if performance is above or below the performance targets; provided, however, that (1) no bonus will be paid relating to revenue and operating profit if less than 80% of the performance target for that metric is reached, (2) no more than the target level bonus will be paid with respect to the revenue component if the target level of operating profit is not met, and (3) all bonuses are capped at 200%. The Compensation Committee annually reviews and approves specific bonus targets, maximums and performance criteria for all executives.

STOCK OPTIONS / RESTRICTED STOCK

The Compensation Committee grants stock options and restricted stock under our stock plans to foster executive ownership and to provide direct linkage with stockholder interests. The Compensation Committee considers the current level of equity holdings in Ditech, stock previously granted, industry practices, the executive’s accountability level, and assumed potential stock value when determining stock grants. The Compensation Committee relies upon competitive guideline ranges of retention-effective, target-gain objectives to be derived from stock gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, potential executive gains parallel those of other stockholders over the long term. Therefore, the stock programs serve as our primary long-term incentive and retention tool for executives and other key employees. The exercise prices of stock options and restricted stock granted to the executive officers are generally equal to the market value of the stock on the date of grant.

CEO COMPENSATION

Mr. Montgomery commenced employment with us effective November 1, 1997 as Senior Vice President of Sales and Marketing. As of September 15, 1998 he became the President and Chief Executive Officer. In general, as President and Chief Executive Officer the factors utilized in determining Mr. Montgomery’s compensation are the same as those applied to the other executive officers in the manner described in the preceding paragraphs, although achievement of company financial performance goals have a greater impact on his total compensation.

In establishing Mr. Montgomery’s base salary, it was the Compensation Committee’s intent to provide him with a level of stability and certainty each year. His base salary for the 2006 fiscal year of $320,000 approximates the 25th percentile classification of reported base salaries for Chief Executive Officers based on the Radford survey. Mr. Montgomery did not receive a base salary increase in fiscal 2006.

The annual bonus component of Mr. Montgomery’s compensation package was based on our financial performance and individual goal achievement, as described above. Mr. Montgomery’s target bonus amount based on plan was set to be 50% of his base salary, with a maximum achievement of 200% if plan performance was exceeded. The performance metrics upon which Mr. Montgomery’s bonus was to be determined were Ditech’s revenues, profit/loss, adherence to corporate budgets, Sarbanes Oxley Compliance, and customer diversification. Based on an agreement of the 2006 Plan, Mr. Montgomery waived his bonus per plan metrics. However, due to improving year-end performance and other factors, and based on the compensation committee’s discretion, Mr. Montgomery’s bonus for 2006 was $84,000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

Section 162(m) of the Internal Revenue Code, or Section 162(m), limits Ditech to a deduction for federal income tax purposes of no more than $1 million of compensation paid in a taxable year to our executive officers named in the Summary Compensation Table. Compensation above $1 million may be deducted if it is “performance-based” compensation within the meaning of Section 162(m). Our 1998 Stock Option Plan has been designed and administered in a manner intended to qualify stock option grants to executive officers that are granted at fair market value as “performance-based” compensation. It is not currently expected that any compensation deemed paid to any of our executive officers, other than the stock option grants, will exceed the $1 million limit per officer.

In summary, it is the opinion of the Compensation Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interest of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Compensation Committee
Gregory M. Avis
Edwin L. Harper
William A. Hasler

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2006, the Compensation Committee was composed of three members: Messrs. Avis, Hasler and Harper. No member of the Compensation Committee was or has ever been an officer or employee of Ditech or its subsidiaries. No member of the Compensation Committee serves as an executive officer of another entity that has as a member of the board of directors or compensation committee of the other entity one or more executive officers of Ditech. Prior to the formation of the Compensation Committee in May 1997, the Board of Directors of Ditech as a whole made decisions relating to compensation of Ditech’s executive officers.

PERFORMANCE MEASUREMENT COMPARISON(3)

The following graph shows the total stockholder return of an investment of $100 in cash on April 30, 2001 for (i) our Common Stock; (ii) the NASDAQ Stock Market (U.S.) and (iii) the NASDAQ Telecommunications Index. All values assumes reinvestments of the full amount of all amount of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE RETURN*
AMONG DITECH NETWORKS, INC.
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

* $100 invested on 4/30/01 in stock or index-including reinvestment of dividends Fiscal year ending April 30.

(3)          This section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by references in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and respecting any general corporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Ditech has entered into indemnity agreements with certain officers and directors which provide, among other things, that Ditech will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Ditech, and otherwise to the fullest extent permitted under Delaware law and Ditech’s By-laws.

See also “Employment Agreements and Termination of Employment and Change of Control Arrangements” above.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Ditech stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations Department, Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, CA  94043 or contact Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechnetworks.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

William J. Tamblyn
Secretary
August 2, 2006

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended April 30, 2006 is available without charge upon written request to Investor Relations Department, Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, CA 94043 or by contacting Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechnetworks.com.

Appendix A

DITECH NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

Adopted August 1, 2000

Amended November 22, 2000

Amended February 9, 2001

Amended July 12, 2001

Amended December 21, 2001

Amended June 19, 2002

Amended and Restated September [15], 2006

1.                                      Purposes.

(a)           Amendment and Restatement. This Plan is a complete amendment and restatement of the Company’s 2000 Non-Qualified Stock Plan that was originally adopted on August 1, 2000 (the “Prior Plan”). All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan. All Stock Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b)           Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(c)           Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) Stock Bonus Awards, (iii) Stock Purchase Awards, (iv) Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(d)           General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.                                      Definitions.

(a)           “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine

(i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)         the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv)          there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in

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substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)            individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with subsection 3(c).

(f)            “Common Stock” means the common stock of the Company.

(g)           “Company” means Ditech Networks, Inc., a Delaware corporation.

(h)           “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(i)            “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence

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shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(j)            “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)         the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)          the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k)           “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l)            “Director” means a member of the Board of Directors of the Company.

(m)          “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(n)           “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o)           “Entity” means a corporation, partnership or other entity.

(p)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity

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or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(r)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or quoted on the Nasdaq Global Market or Nasdaq Capital Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)           In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(s)           “Non-Employee Director” means a Director who either (i) is not a current Employee or officer of the Company or an Affiliate, does not receive compensation (directly or indirectly) from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(t)            “Nonstatutory Stock Option” means an Option not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)            “Option” means a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(w)           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(x)           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

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(y)           “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of subsection 7(f).

(z)           “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(aa)         “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(bb)         “Own,” “Owned,” “Owner,” “Ownership”  A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc)         “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(dd)         “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) sales or revenue targets; (xvii) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xix) improvement in or attainment of expense levels; (xx) improvement in or attainment of working capital levels; (xxi) economic value added; (xxii) market share; (xxiii) cash flow; (xxiv) cash flow per share; (xxv) share price performance; (xxvi) debt reduction; (xxvii) implementation or completion of projects or processes; (xxviii) customer satisfaction; (xxix) total stockholder return; (xxx) stockholders’ equity; and (xxxi) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

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(ee)         “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. The Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(ff)           “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment under a Performance Stock Award.

(gg)         “Performance Stock Award” means a Stock Award granted under the terms and conditions of subsection 7(e).

(hh)         “Plan” means this Ditech Networks, Inc. 2006 Equity Incentive Plan.

(ii)           “Prior Plan” has the meaning set forth in subsection 1(a).

(jj)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(kk)        “Securities Act” means the Securities Act of 1933, as amended.

(ll)           “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of subsection 7(d).

(mm)       “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(nn)         “Stock Award” means any right granted under the Plan, including an Option, a Stock Bonus Award, a Stock Purchase Award, a Stock Appreciation Right, a Stock Unit Award, a Performance Stock Award, or any Other Stock Award.

(oo)         “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

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(pp)         “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of subsection 7(a).

(qq)         “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)         “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of subsection 7(b).

(ss)         “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(tt)           “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of subsection 7(c).

(uu)         “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(vv)          “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

3.                                      Administration.

(a)           Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

(b)           Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and the number of

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shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)           To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)         To amend the Plan or a Stock Award as provided in Section 12.

(iv)          To terminate or suspend the Plan as provided in Section 13.

(v)            Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(vi)          To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by individuals who are foreign nationals or employed outside the United States.

(c)           Delegation to Committee.

(i)            General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)           Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)           Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees

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of the Company or any of its subsidiaries to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this subsection 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(r)(ii) above.

(e)           Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)            Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.                                      Shares Subject to the Plan.

(a)           Share Reserve. Subject to the provisions of subsection 11(a) relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate seven million (7,000,000) shares of Common Stock. Such number of shares reserved for issuance consists solely of (i) the five million (5,000,000) shares available for issuance under the Prior Plan, and (ii) an additional two million (2,000,000) shares subject to approval by the stockholders at the 2006 Annual Meeting. Subject to subsection 4(b), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 6, or (B) a Stock Appreciation Right granted under Section 7(d) with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) 1.3 shares for each share of Common Stock issued pursuant to (A) a Stock Bonus Award, Stock Purchase Award, Stock Unit Award, or Other Stock Award granted under Section 7, (B) a Stock Appreciation Right granted under Section 7(d) with respect to which the strike price is less than one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant, or (C) a Performance Stock Award granted under Section 7(e). Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A(8) and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b)           Reversion of Shares to the Share Reserve.

(i)            Shares Available For Subsequent Issuance. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award (including the outstanding stock awards granted under Prior Plan) are forfeited to or repurchased by the Company at their original exercise or purchase price pursuant to the Company’s

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reacquisition or repurchase rights under the Plan, including any forfeiture or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. To the extent there is issued a share of Common Stock pursuant to a Stock Award that counted as 1.3 shares against the number of shares available for issuance under the Plan pursuant to subsection 4(a) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this subsection 4(b)(i), then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.3 shares.

(ii)           Shares Not Available for Subsequent Issuance. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Bonus Award, Stock Purchase Award, or Stock Unit Award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

(c)           Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.                                      Eligibility.

(a)           Eligibility for Stock Awards. Stock Awards may be granted to Employees, Directors and Consultants.

(b)           Section 162(m) Limitation on Annual Grants. Subject to the provisions of subsection 11(a) relating to adjustments upon changes in Common Stock, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than seven hundred fifty thousand (750,000) shares of Common Stock.

(c)           Consultants.

(i)            A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because

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the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii)           Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.                                      Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)           Term. No Option shall be exercisable after the expiration of ten (10) years from the date of grant, or such shorter period specified in the Option Agreement.

(b)           Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)           Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable statutes and regulations and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this subsection 6(c) are:

(i)            by cash or check;

(ii)           pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)         by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

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(iv)          by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations;

(v)            according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (i) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (ii) the treatment of the Option as a liability for financial accounting purposes; or

(vi)          in any other form of legal consideration that may be acceptable to the Board.

(d)           Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In addition, an Option may be transferred pursuant to a domestic relations order.

(e)           Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)            Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates other than upon the Optionholder’s death or Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option

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within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g)           Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(h)           Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i)            Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j)            Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.                                      Provisions of Stock Awards other than Options.

(a)           Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the

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Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, provided, however, that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration. A Stock Bonus Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)           Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)         Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(iv)          Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(b)           Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

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(ii)           Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash or by check at the time of purchase, (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant, (iii) by past or future services rendered to the Company or an Affiliate, or (iv) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii)         Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)          Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (i) the Fair Market Value on the relevant date, or (ii) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid classification of the Stock Purchase Award as a liability for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v)            Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(c)           Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

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(ii)           Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)         Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Stock Unit Award Agreement.

(iv)          Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award to a time following the vesting of such Stock Unit Award.

(v)            Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi)          Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(d)           Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of grant, or such shorter period specified in the Stock Appreciation Right Agreement.

(ii)           Strike Price. Each Stock Appreciation Right shall be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation right on the date of grant.

(iii)         Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock

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equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv)          Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)            Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)          Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)         Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e)           Performance Stock Awards. A Performance Stock Award is any Stock Award that may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Performance Stock Awards shall not exceed the value of seven hundred fifty thousand (750,000) shares of Common Stock.

(f)            Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

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8.                                      Covenants of the Company.

(a)           Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)           Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.                                      Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.                               Miscellaneous.

(a)           Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)           Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)           No Employment or other Service Rights. Nothing in the Plan, any Stock Award Agreement, or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)           Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances

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satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e)           Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company, may in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

(f)            Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11.                               Adjustments upon Changes in Stock; Corporate Transactions.

(a)           Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Board shall equitably adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to subsections 5(b) and 7(e), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

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(b)           Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)           Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

(i)            Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of subsection 3(b).

(ii)           Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)         Stock Awards Held by Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent

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company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)          Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

(d)           Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. A Stock Award may vest as to all or any portion of the shares subject to the Stock Award (i) immediately upon the occurrence of a Change in Control, whether or not such Stock Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

12.                               AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)           Amendment of Plan. Subject to the limitations of applicable law, the Board at any time, and from time to time, may amend the Plan. However, stockholder approval shall be required for any amendment of the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Stock Awards available for issuance under the Plan.

(b)           Stockholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

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(c)           Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder and/or to bring the Plan and/or Options into compliance therewith.

(d)           No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)           Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.                               Termination or Suspension of the Plan.

(a)           Plan Term. The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.                               Effective Date of Plan.

The Plan (as an amendment and restatement of the Prior Plan) shall become effective upon approval by the Company’s stockholders at the 2006 Annual Meeting.

15.                               Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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DITECH NETWORKS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2006

The undersigned hereby appoints Timothy K. Montgomery and William J. Tamblyn, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ditech Networks, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ditech Networks, Inc. to be held at the offices of Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, California 94043, on Friday, September 15, 2006 at 1:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:            To elect two directors to hold office until the 2009 Annual Meeting of Stockholders.

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY

	(except as marked to the contrary below).		to vote for all nominees listed below.

Nominees:              Dr. Andrei M. Manoliu and Mr. David M. Sugishita.

To withhold authority to vote for any nominee(s) write such nominee(s)’ name(s) below:

(continued on next page)

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MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2:            To approve our 2000 Non-Qualified Stock Plan, as amended, to rename it as the “2006 Equity Incentive Plan,” to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 5,000,000 to 7,000,000 and to make certain other changes as described in the Proxy Statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3:            To approve our 1999 Employee Stock Purchase Plan, as amended, to increase the number of shares issuable by 400,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 4.

PROPOSAL 4:            To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of Ditech for its fiscal year ending April 30, 2007.

☐	FOR	☐	AGAINST	☐	ABSTAIN

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DATED

SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

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